Exhibit 10.8

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

AAL-LA-2100511

American Airlines, Inc.
P.O. Box 619616
Dallas-Fort Worth Airport
Dallas, Texas 75261-9616
Subject:    [****] for 787 [****]

This agreement (Agreement) is between American Airlines, Inc. (Customer) and The Boeing Company (Boeing).

RECITALS

Boeing and Customer are parties to Purchase Agreement No. 3219 (Purchase Agreement), pursuant to which Customer has committed to purchase from Boeing and Boeing is committed to manufacture and sell to Customer, among other things, twenty-two (22) Boeing model 787-8 aircraft as [****] to the Purchase Agreement (2018 787-8 [****] Aircraft) and twenty-five (25) undelivered 2018 787-9 aircraft as [****] of the Purchase Agreement (Undelivered 2018 787-9 [****] Aircraft). Capitalized terms used in this Agreement without definitions have the meanings specified to them in the Purchase Agreement.

Customer has taken delivery of the three (3) 2018 787-8 [****] Aircraft [****] (Delivered 2018 787-8 [****] Aircraft), with nineteen (19) 2018 787-8 [****] Aircraft remaining to be delivered (Undelivered 2018 787-8 [****] Aircraft) under the Purchase Agreement.

The [****] of [****] 2018 787-8 [****] Aircraft [****] set forth in Tables 1, 2 and 3 of Attachment A [****] ([****]).

In [****].

AGREEMENTS

Boeing and Customer agree to [****] the [****] for the [****] Undelivered 2018 787-8 [****] Aircraft [****] ([****]) and [****] the [****] Undelivered 2018 787-8 [****] Aircraft to [****] [****] (“[****]”). Attachment A contains a summary of (i) the [****] Scheduled Delivery Months [****] and the [****] for the Delivered 2018 787-8 [****] Aircraft [****], (ii) the [****]
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Scheduled Delivery Months [****] and the [****] Scheduled Delivery Months for the [****] Undelivered 2018 787-8 [****] Aircraft and (iii) the [****], the original [****] Delivery Month, the [****], and the Scheduled Delivery Months for the [****].

Boeing [****] with Section 6 below. These [****], subject to and in accordance with this Agreement and the Purchase Agreement, ([****]), and Customer’s [****] under this Agreement and the Purchase Agreement including as such [****] are modified by this Agreement. [****] set forth under this Agreement and the Purchase Agreement, including as such [****] are modified by this Agreement, are subject to [****] set forth under this Agreement and the Purchase Agreement, including as such [****] are modified by this Agreement.

1.[****] for the [****] Undelivered 2018 787-8 [****] Aircraft.

Boeing and Customer [****] that the [****] of the [****] Undelivered 2018 787-8 [****] Aircraft are [****] as set forth in Attachment A.

2.[****] Undelivered 2018 787-8 Aircraft to [****].

2.1    Customer and Boeing agree that the [****] Undelivered 2018 787-8 [****] Aircraft [****] are [****] from [****] aircraft to [****] with the [****] as set forth in Attachment A. The [****] will have the same [****] as the Undelivered 2018 787-9 [****] Aircraft, and [****] to its applicable Scheduled Delivery Month set forth in [****] in accordance with the Purchase Agreement. [****]. [****].

2.2 For avoidance of doubt, the [****] for the [****] will include [****] of Letter Agreement No. 6-1162-TRW-0674R4 to the Purchase Agreement entitled Business Considerations (Business Considerations LA) [****] and Section 2.2.1 below. The parties hereby confirm that [****] with Supplemental Agreement No. 5 and Supplemental Agreement No. 11, for the [****]. Such [****] in accordance with the Purchase Agreement.

        2.2.1     Boeing and Customer agree that Boeing will provide to Customer a [****] ([****]) in the [****] of [****] ([****]). The [****] is [****] and shall be [****] is [****] by Boeing in [****] of the Supplemental Exhibit AE1-[****] as such [****] to the [****]. Except as provided in Section 2.2.1.1, below, the [****] shall be [****] by Boeing to Customer at the [****] of the [****]. The [****], in whole or in part, for the [****], and/or [****]. The [****] is in addition to the [****] of the Business Considerations LA.

2.2.1.1    If either [****] the Purchase Agreement as to the [****] Aircraft as and [****] under a [****] (as defined in Section 7.3 of the Business Considerations LA), such [****] Aircraft will be [****], and shall be [****], [****] of [****] the [****] Aircraft [****].

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2.2.1.2    If a [****] 2018 787-9 [****] Aircraft is [****] in accordance with a [****], the [****] 2018 787-9 [****] Aircraft [****] 2018 787-9 [****] Aircraft [****] in accordance with a [****].

2.2.1.3    If the [****].

3.[****] Matters.
a.[****]. Prior to the date of this Agreement, Boeing [****] Customer [****] [****] of [****] of Letter Agreement No. 6-1162-TRW-0670R1 to the Purchase Agreement entitled Miscellaneous Commitments for Model 787 Aircraft, [****] shown in the table below, and Customer will [****] to Boeing. The Parties agree that as of the date of this Agreement Boeing [****] Delivered 2018 787-8 [****] Aircraft and Undelivered 2018 787-8 [****] Aircraft [****] to Customer as [****] Scheduled Delivery Months of such [****] 2018 787-8 [****] Aircraft or Undelivered 2018 787-8 [****] Aircraft.

Aircraft MSN and Block No.	Category	[****]
[****]	Delivered 2018 787-8 [****] Aircraft	[****]
[****]	Undelivered 2018 787-8 [****] Aircraft	[****]
[****]	Undelivered 2018 787-8 [****] Aircraft	[****]
[****]	Undelivered 2018 787-8 [****] Aircraft	[****]
[****]	Undelivered 2018 787-8 [****] Aircraft	[****]
[****]		[****]

3.2    [****].

3.2.1    Within [****] ([****]) days [****] date of this Agreement, Boeing [****] Customer, [****], a [****] 787-9 aircraft [****] as [****] of the Purchase Agreement ([****] 787-9 Aircraft). Customer [****] for (i) [****] and (ii) [****] the [****] 787-9 Aircraft.

3.2.2.    [****] Customer [****] Boeing [****] ([****]) [****] Undelivered 2018 787-9 [****] Aircraft, the [****] 2018 787-9 [****] Aircraft, and [****] 787-9 Aircraft [****] (or [****]) [****] of this Agreement, Boeing [****] Undelivered 2018 787-9 [****] Aircraft, [****]
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2018 787-9 [****] Aircraft, or [****] 787-9 Aircraft [****] (or [****]) [****] of this Agreement. In the event that [****] Undelivered 2018 787-9 [****] Aircraft, a [****] 2018 787-9 [****] Aircraft, and [****] 787-9 Aircraft [****] (or [****]), [****], except Customer [****].

3.2.3    Within [****] ([****]) days [****] Customer, Boeing [****] Customer, [****], [****] 787-9 Aircraft [****]. Customer [****] for (i) [****] and (ii) [****] 787-9 Aircraft.

c.[****]. The parties acknowledge that [****] to that [****] by and between Boeing and Customer (as amended by that certain Letter Agreement No. AAL-LA-2002714 entitled [****] for 737 Max [****]), Boeing [****] [****] ([****]) days [****] date of this Agreement, Boeing [****] Customer, [****]. For the avoidance of doubt, [****].

3.4    [****]. As [****] to Section 1.3.1.3 of Letter Agreement AAL-PA-3219-LA-1604503 entitled [****], the parties agree as follows:
3.4.1    Boeing [****] Customer, [****], a [****] of twenty-two (22) 787-9 Aircraft [****].

3.4.2    [****] 787-9 Aircraft [****] Boeing under the Purchase Agreement [****] ([****]) will be [****].

3.4.3    If, [****], [****] of the 787-9 Aircraft [****] by Boeing to Customer under the Purchase Agreement, then [****] Boeing, Boeing [****] Customer, [****], [****] 787-9 Aircraft.

3.4.4    If [****], [****] 787-9 aircraft is [****] Agreement ([****]), then [****] 787-9 Aircraft, Boeing [****] Customer [****], [****]. Such [****] by Customer to Boeing [****]. Boeing [****] Customer [****]. [****] Customer [****] Aircraft or [****] Aircraft, Customer [****] pursuant to Section 3.4.3 above.

3.5    [****].

3.5.1    Boeing will [****] 2018 787-8 [****] Aircraft and [****] by Customer for the [****] 2018 787-8 [****] Aircraft. The parties agree that [****], Customer [****] on the [****] 2018 787-8 [****] Aircraft that [****] of this Agreement.

3.5.2     Boeing [****] Undelivered 2018 787-8 [****] Aircraft that are being [****] to [****] 2018 787-9 [****] Aircraft (the [****]). The [****] ([****]). Boeing [****] ([****]) [****] ([****] ([****]) [****] as defined in Section 1.4.1 of Letter Agreement No. 6-1162-CLO-1047R4 entitled [****]) that are [****] 2018 787-9 [****] Aircraft [****] 2018 787-9 [****] Aircraft. Boeing [****] 787-9 Aircraft ([****], the Undelivered 2018 787-9 [****] Aircraft and the [****] 2018 787-9 [****] Aircraft) [****] the terms of the Purchase Agreement are applicable.

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4.    [****].

Boeing and Customer agree that the [****] Undelivered 2018 787-8 [****] Aircraft [****].

5.    [****] 2018 787-9 [****] Aircraft [****].

    5.1    Customer has [****] ([****]) for the Undelivered 2018 787-8 [****] Aircraft ([****]) in which [****] ([****]) [****] ([****]) and [****]. [****] with the [****] of this Agreement, [****] the [****] 2018 787-9 [****] Aircraft [****].

5.2    Section 9.2 of Supplemental Agreement No. 11 (SA-11) (as such Section 9.2 was amended by Supplemental Agreement No. 14) is hereby deleted in its entirety and replaced with the following:

“9.2    Customer and Boeing will [****]:

9.2.1     the [****] for any [****] Aircraft [****] Customer of the applicable [****];

9.2.2    Boeing, [****] for the [****] for such [****] Aircraft; or

9.2.3    Boeing [****] 2018 787-9 [****] Aircraft [****] (as defined in Section 5.3 of Letter Agreement AAL-LA-2100511) [****] 2018 787-9 [****] Aircraft.

In the event of a [****], Boeing agrees to [****] of the applicable [****] Aircraft for the [****]. Customer shall not be [****] the applicable [****] Aircraft during such [****] and, if required, Boeing [****] Customer the [****] 2018 787-9 [****] Aircraft [****] for the applicable [****] Aircraft, [****] Aircraft may otherwise be [****] during such [****]. For the avoidance of doubt, the [****] a [****] as defined in Section 1.13 of the Misc. Commitments LA, the [****] is otherwise subject to the terms and conditions of the AGTA and the Purchase Agreement.

If prior to the [****], Boeing and Customer are [****], Customer may, within [****] following the [****], and [****], either (i) [****] the applicable [****] Aircraft for which the [****], or (ii) [****] the Purchase Agreement [****] to (A) the applicable [****] Aircraft for which the [****], or (B) any [****] Aircraft, including the applicable [****] Aircraft for which the [****], without [****] Aircraft [****] by Customer [****] clause (ii) of this paragraph. If Customer [****] the Purchase Agreement as to [****] Aircraft under this Section 9.2, Boeing shall (x) [****] by Customer for the [****] Aircraft with [****] from Customer to Boeing of the [****] to Customer by Boeing pursuant to this Section 9.2, (y) [****] from Customer all [****] related to the [****] Aircraft at the [****], by Customer, and (z) [****] Customer for all [****] of such [****] Aircraft, including, but not limited to, all [****] Aircraft that have been [****] this Section 9.2 but are not yet [****].”

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5.3    At the [****] of each [****] 2018 787-9 [****] Aircraft, for which [****] (as defined in Section 9 of SA-11), Boeing will [****] Customer a [****] ([****]) [****]. The [****]. The [****] from Boeing to Customer pursuant Section 2.2.1 above.

6.    [****].

6.1    Customer agrees that, [****], the [****] to Customer as contained in this Agreement [****] by Customer [****], and are [****] Customer may have [****] Boeing, [****] of Boeing’s [****] to Customer with [****]. Customer [****] Boeing and it [****].

6.2    [****] in Section 6.1 above and the provisions of Section 3.1 above, this Agreement [****], and Customer [****], [****] under the Purchase Agreement, or [****], for (a) [****] and (b) [****] with Section 2.1.2 of SA-11. [****].

7.    Administrative Supplemental Agreement.

Boeing and Customer will sign a mutually agreeable supplemental agreement to the Purchase Agreement within [****] calendar days after Boeing has provided Customer a draft of the Supplemental Agreement that administratively incorporates the relevant terms of this Agreement into the Purchase Agreement.  Failure to execute a supplemental agreement does not nullify any agreements set forth in this Agreement.

8.Governing Law.

This Agreement will be interpreted under and governed by the laws of the state of Washington, U.S.A., except that the conflict of laws provisions under Washington law will not be applied for the purpose of making other law applicable.

9.Confidentiality.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. This Agreement will be subject to the terms and conditions of Letter Agreement No. AAL-PA-03735-LA-1106670 to the Purchase Agreement entitled Confidentiality.

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1.Effect on Purchase Agreement.

Except as expressly set forth in this Agreement, all terms and provisions contained in the Purchase Agreement shall remain in full force and effect. [****] and may be changed only in writing signed by authorized representatives of the parties.

ACCEPTED AND AGREED TO this

Date:	March 9, 2021

American Airlines, Inc.		THE BOEING COMPANY

By:	/s/ American Airlines, Inc.	By:	/s/ The Boeing Company

Name:	American Airlines, Inc.	Name:	The Boeing Company

Title:	VP Treasurer	Title:	Attorney-In-Fact

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Attachment A
to
AAL-LA-2100511

Table 1

Delivered 2018 787-8 [****] Aircraft
[****] Scheduled Delivery Month	[****]
[****]-2020	[****]
[****]-2020	[****]
[****]-2020	[****]
Table 2

[****] Undelivered 2018 787-8 [****] Aircraft
[****]Scheduled Delivery Month	[****]*
[****]-2020	[****]
[****]-2020	[****]
[****]-2020	[****]
[****]-2020	[****]
[****]-2020	[****]
[****]-2020	[****]
[****]-2020	[****]
[****]-2020	[****]
[****]-2020	[****]
[****]-2021	[****]
[****]-2021	[****]
[****]-2021	[****]
[****]-2021	[****]
[****]-2021	[****]
Table 3

[****] 2018 787-9 [****] Aircraft **
[****]	[****] Scheduled Delivery Month	[****]	[****]
[****]	[****]-2021	[****]	[****]
[****]	[****]-2021	[****]	[****]
[****]	[****]-2021	[****]	[****]
[****]	[****]-2021	[****]	[****]
[****]	[****]-2021	[****]	[****]
Notes:
* For this aircraft, [****]. For the avoidance of doubt, [****].
** [****].
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